UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) May 4, 2011

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of AutoNation, Inc. (the “Company”) was held on May 4, 2011. At the Annual Meeting, the stockholders voted on the following six proposals and cast their votes as set forth below.

Proposal 1

The ten director nominees named in the Company’s proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Mike Jackson	137,199,329	335,927	45,951	6,989,337
Robert J. Brown	137,315,182	201,872	64,153	6,989,337
Rick L. Burdick	136,339,244	1,179,146	62,817	6,989,337
William C. Crowley	127,464,458	10,055,671	61,078	6,989,337
David B. Edelson	136,170,335	1,331,495	79,377	6,989,337
Robert R. Grusky	137,304,707	203,209	73,291	6,989,337
Michael Larson	137,132,549	387,035	60,823	6,989,337
Michael E. Maroone	137,328,778	207,485	44,944	6,989,337
Carlos A. Migoya	137,063,462	457,339	60,406	6,989,337
Alison H. Rosenthal	137,307,209	204,676	69,322	6,989,337

Proposal 2

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2011 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
144,201,615	290,832	78,097	N/A

Proposal 3

The proposal to approve, on an advisory basis, the resolution on executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
132,570,600	2,518,440	2,492,167	6,989,337

Proposal 4

The proposal on the frequency of the advisory vote on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,948,485	146,538	122,075,515	2,410,669	6,989,337

In line with the recommendation of the Company’s stockholders, the Company will include an advisory vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of the advisory vote on executive compensation.

Proposal 5

The stockholder proposal regarding special meetings was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
22,540,532	114,921,261	119,414	6,989,337

Proposal 6

The stockholder proposal regarding cumulative voting was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
20,075,993	117,367,742	137,472	6,989,337

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: May 5, 2011	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary